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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                          ---------------------------

                                   FORM 8-K
                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     March 29, 2001
                                                 ---------------------------

                     NOVASTAR MORTGAGE FUNDING CORPORATION

            (Exact name of registrant as specified in its charter)


          Delaware                 333-50290-01               48-1195807
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(State or other jurisdiction    (Commission File Number)    (IRS Employer
       of incorporation)                                    Identification No.)


1901 West 47th Place, Suite 105, Westwood, KS                   66205
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  (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:        (913) 514-3200
                                                           --------------

                                     None
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         (Former name or former address, if changed since last report)
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements of Business Acquired:  None
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     (b)  Pro Forma Financial Information:  None
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     (c)  Exhibits:
          --------

          8.2 Opinion of Dewey Ballantine LLP with respect to certain tax matters

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 29, 2001

                              NOVASTAR MORTGAGE FUNDING CORPORATION,

                              By:       /s/ Kelly Meinders
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                                     Kelly Meinders
                                     Vice President